UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA	01862
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    As previously announced and as further described under Item 5.07, Lantheus Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 24, 2019. At the Annual Meeting, the Company’s stockholders approved the fourth amendment (the “Amendment” to the Company’s 2015 Equity Incentive Plan (as amended, the “Plan”) to increase the number of shares of the Corporation’s common stock available for awards under the plan by 825,000 shares. The Plan’s terms are substantially unchanged other than the increase in the shares available for awards.

A description of the material terms and conditions of the Plan appear on pages 35 through 43 of the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 15, 2019 and supplemented on April 5, 2019 (as supplemented, the “2019 Proxy”) and are incorporated herein by reference. The amendment is attached as Exhibit 10.1 to this report and is incorporated into this Item 5.02(e) by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Company was held on April 24, 2019. Set forth below is a brief description of each matter submitted to a vote of the Company’s stockholders at the Annual Meeting and the final voting results for each matter. A more complete description of each matter is set forth in the Company’s 2019 Proxy.

Proposal 1 – Election of Directors

Each of the following nominees for Class I director was elected by the Company’s stockholders to serve a three-year term until the 2022 Annual Meeting based on the following vote:

Nominee	Votes For	Withheld	Broker Non-Votes
Mary Anne Heino	31,438,647	1,735,645	2,220,409
Samuel Leno	31,436,348	1,737,944	2,220,409
Dr. Derace Shaffer	22,807,382	10,366,910	2,220,409

Proposal 2 – Approval of Amendment to Lantheus Holdings, Inc. 2015 Equity Incentive Plan

The Amendment to the Lantheus Holdings, Inc. 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 825,000 shares was approved by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,765,137	1,389,167	19,988	2,220,409

Proposal 3 – Ratification of Appointment of Deloitte & Touche LLP

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions
34,999,141	379,253	16,307

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1*	Fourth Amendment to Lantheus Holdings, Inc. 2015 Equity Incentive Plan

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/S/ Michael P. Duffy
Name: Title:	Michael P. Duffy General Counsel, Senior Vice President, Law and Public Policy, and Secretary

Date: April 26, 2019